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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   __________



                                    FORM 8-K



                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                               September 11, 1997
                               ------------------
               (Date of Report - Date of earliest event reported)



                        PERKINS FAMILY RESTAURANTS, L.P.
                        --------------------------------
             (Exact name of registrant as specified in its charter))


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                   Delaware                               1-9214                           62-1283091
                   --------                               ------                           ----------
(State or other jurisdiction of incorporation     (Commission file number)     (I.R.S. employer identification no.)
               or organization)
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          6075 Poplar Avenue, Suite 800, Memphis, Tennessee 38119-4709
          ------------------------------------------------------------
                    (Address of principal executive offices)



                                  901-766-6400
                                  ------------
              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS



On August 4, 1997, the Partnership received a proposal from The Restaurant Company (TRC) to acquire through a merger all of the approximately 52 percent of the outstanding units of limited partnership now owned by public investors for $13 per unit in cash. On September 11, 1997 TRC amended its offer to increase the price to $14 per unit in cash, and the Partnership and TRC entered into a definitive merger agreement. Under the merger agreement, the Partnership will pay a final distribution of $.325 per unit on November 14, 1997 to unitholders of record on September 30, 1997. The Partnership received the opinion of Morgan Keegan & Company, Inc. that the merger consideration is fair to the public unitholders from a financial point of view.

TRC indirectly owns PMC and the remaining 48 percent of the outstanding units of limited partnership interest. The proposed transaction is subject to the affirmative vote of a majority of the units held by public unitholders casting votes and the obtaining of financing.

On August 5, 1997, four public unitholders filed two class-action lawsuits against TRC, the Partnership, and PMC and its directors, in the Delaware Chancery Court (Gross et al. v. Perkins Family Restaurants, L.P. et al. and Crandon Capital Partners v. Donald N. Smith et al.) seeking to enjoin the proposed transaction referred to above and unspecified damages, alleging inadequacy of consideration and breach of fiduciary duties. On September 11, 1997, the Partnership, the other defendants, and the plaintiffs entered into a Memorandum of Understanding settling all claims of the plaintiffs against the defendants in consideration of the increased merger consideration, subject to confirmatory discovery by plaintiffs' counsel, court approval and the consummation of the merger.



                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS



Exhibits - Reference is made to the Index of Exhibits attached hereto as page 3 and made a part hereof.



                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    PERKINS FAMILY RESTAURANTS, L.P.
                                    BY:  PERKINS MANAGEMENT COMPANY, INC.
                                         GENERAL PARTNER





                                     By: /s/ Steven R. McClellan
                                         ----------------------------------
                                     Steven R. McClellan
                                     Executive Vice President
                                     Chief Financial Officer





DATE:  September 17, 1997




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Exhibit Index
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Exhibit No.     Description
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
10.1 Press release dated September 11, 1997 announcing the Registrant's acceptance of The Restaurant Company's revised merger offer.
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